SHADOW STOCK FUND, INC.

                        Supplement dated March 9, 1999
                                     to
                      Prospectus dated October 31, 1998


Management and Investment Counsel

	Effective January 28, 1999, the Shadow Stock Fund, Inc. (the "Fund") manager is Roland W. Whitridge, who is assisted in Fund management by Catherine Ryan. Mr. Whitridge has been a co-manager of the Fund since its inception in 1987. Mr. Whitridge is a Chartered Financial Analyst. He joined David L. Babson & Co. in 1974 and has over 30 years investment management experience. Ms. Ryan's role will be to replace Peter C. Schliemann, who was co-manager. She joined David L. Babson & Co. Inc. in 1996 and has 5 years of investment industry experience.


How to Redeem Shares

The Fund will endeavor to transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in "good order" and accepted, but reserves the right under certain circumstances to delay redemption transactions up to seven days, or as required by applicable law. The Fund Manager believes that certain investors who try to "time the market" by purchasing and redeeming shares from the Fund on a regular basis, may disrupt the investment process and pose additional transactions costs to the Fund. Therefore in those cases the Fund Manager may delay redemption proceeds as described above or take other actions it deems necessary to discourage such activity.